UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 26, 2005


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                   0-26006                   95-4181026
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)



                  3151 EAST WASHINGTON BOULEVARD
                      LOS ANGELES, CALIFORNIA                     90023
              (Address of Principal Executive Offices)          (Zip Code)


                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS

         On April 26, 2005, we issued a press release announcing that we had entered into a letter of intent with Qorus.com, Inc. ("Qorus"), to exchange all the outstanding shares of our wholly-owned subsidiary, Private Brands, Inc., for shares of Qorus. Qorus is a publicly traded company quoted on the Over-the-Counter Bulletin Board under the symbol QRUS. Under the terms of the proposed transaction, in exchange for all of the outstanding capital stock of Private Brands, Qorus would issue shares of its convertible preferred stock to us in such amount so that, upon completion of the transaction, we would own in the aggregate 97% of the issued and outstanding shares of common stock of Qorus on a fully diluted and as-converted basis. The current stockholders of Qorus are expected to own 3% of the issued and outstanding common stock on a fully diluted and as-converted basis after completion of the exchange transaction. The closing of the exchange transaction would be subject to Private Brands' ability to obtain additional financing, and the effect of any such financing would reduce the percentage ownership in Qorus of both us and the current stockholders of Qorus.

         The exchange transaction is subject to a number of conditions, including, but not limited to, the negotiation and execution of a definitive acquisition agreement, the delivery of audited financial statements of Private Brands, the approval by the Qorus, Private Brands and our boards of directors of the transaction, and the receipt of required third party consents and approvals. Accordingly, there can be no assurance that the exchange transaction will be completed.

         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1 Press Release dated April 26, 2005, published by the Registrant.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TARRANT APPAREL GROUP

Date:  April 26, 2005                By:           /S/ CORAZON REYES
                                          --------------------------------------
                                          Corazon Reyes, Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

99.1            Press Release dated April 26, 2005, published by the Registrant.


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